                                 SCHEDULE 14A
                               (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                             SCHEDULE 14A INFORMATION
                     Proxy Statement Pursuant to Section
                 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[   ]  Confidential, For Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))



                        LIBERTY ALL-STAR EQUITY FUND
              ________________________________________________
               (Name of Registrant as Specified In Its Charter)

    _______________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:


       2)  Aggregate number of securities to which transaction applies:


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:


 [   ]    Fee paid previously with preliminary materials:


 [   ]    Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)  Amount Previously Paid:


      2)  Form, Schedule or Registration Statement no.:


      3)  Filing Party:


      4)  Date Filed:

                          LIBERTY ALL-STAR EQUITY FUND
                              Federal Reserve Plaza
                           Boston, Massachusetts 02210
                                 (617) 722-6000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 April 19, 2000

To the Shareholders of Liberty All-Star Equity Fund:

         NOTICE IS HEREBY GIVEN that the thirteenth Annual Meeting of Shareholders of Liberty All-Star Equity Fund (the "Fund") will be held in Room AV-1, 3rd Floor, Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts, on April 19, 2000 at 9:30 a.m., Boston time. The purpose of the Meeting is to consider and act upon the following matters:

         1.       To elect two Trustees of the Fund.

         2. To approve the Fund's Portfolio Management Agreement with TCW Funds Management, Inc.

         3. To approve a new Portfolio Management Agreement with Oppenheimer Capital which will replace the current Portfolio Management Agreement which will terminate upon change in control of Oppenheimer Capital upon acquisition by Allianz AG.

         4.       To  ratify  the   selection   by  the  Board  of  Trustees  of
                  PricewaterhouseCoopers LLP the Fund's independent auditors for the year ending December 31, 2000.

         5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Trustees has fixed the close of business on February 1, 2000 as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

         YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL THE PROPOSALS.
                                    By order of the Board of Trustees


                                    Nancy L. Conlin, Secretary

         YOUR VOTE IS IMPORTANT--PLEASE RETURN YOUR PROXY PROMPTLY.

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WE URGE YOU, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

       YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL OF THE PROPOSALS.

March 13, 2000

                          LIBERTY ALL-STAR EQUITY FUND
                                 PROXY STATEMENT

                         Annual Meeting of Shareholders

                                 April 19, 2000

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Liberty All-Star Equity Fund (the "Fund") to be used at the Annual Meeting of Shareholders of the Fund to be held on April 19, 2000 at 9:30 a.m. Boston time in Room AV-1, 3rd Floor, Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts, and at any adjournments thereof (such meeting and any adjournments being referred to as the "Meeting").

         The solicitation of proxies for use at the Meeting is being made primarily by the mailing on or about March 13, 2000 of this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made by mail, telephone, telegraph or personal interview by officers and Trustees of the Fund and officers and employees of its manager, Liberty Asset Management Company
("Liberty Asset Management") and its affiliates. In addition, the Fund has retained Corporate Investor Communications, Inc. as agent to coordinate the distribution of proxy material to, and to solicit the return of proxies from individuals, banks, brokers, nominees and other custodians at a fee of $5,000 plus out-of-pocket expenses. Authorization to execute proxies may be obtained through telephonically or electronically transmitted instructions. The expenses in connection with preparing this Proxy Statement and of the solicitation of proxies for the Meeting will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares. This Proxy Statement is preceded by the Fund's 1999 Annual Report to Shareholders, which was mailed to shareholders on February 29, 2000.

         The Meeting is being held to vote on the matters described below.

PROPOSAL 1. ELECTION OF TRUSTEES

         The Fund 's Board of Trustees is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the Annual Meeting of Shareholders (or special meeting in lieu thereof) each year. Unless authority is withheld, the enclosed proxy will be voted for the election of Robert J. Birnbaum and William E. Mayer as Trustees to hold office until the final adjournment of the Annual Meeting of Shareholders for the year 2003 (or special meeting in lieu thereof). Messrs. Birnbaum and Mayer have served as Trustees since November, 1994 and April, 1998, respectively. Messrs. Birnbaum and Mayer have consented to serve as Trustees following the Meeting if elected, and are expected to be able to do so. If either of Messrs. Birnbaum or Mayer is unable or unwilling to do so at the time of the Meeting, proxies will be voted for such substitute as the Trustees may recommend (unless authority to vote for the election of Trustees has been withheld).



         Information about the nominees for election as a Trustee follows:

Name/Age and Address                     Principal Occupation During Past Five Years            Fund Shares Owned(1)
Robert J. Birnbaum (Age 72)(2)           Retired (since January, 1994); Special Counsel,
313 Bedford Road                         Dechert, Price & Rhoads (September, 1988 to December,
Ridgewood, NJ  07450                     1993); President and Chief Operating Officer, New
                                         York Stock Exchange, Inc. (May, 1985 to June, 1988).
                                         Director, Dresdner RCM Europe Fund (investment
                                         company); Director, Options Exchange Board.             4,436



William E. Mayer (Age 59)                Partner, Development Capital, LLC (since December,
500 Park Avenue, 5th Floor               1996); Dean, College of Business and Management,
New York, New York  10022                University of Maryland (October, 1992 to November,
                                         1996).  Director, Johns Manville Corporation
                                         (building products) and Lee Enterprises.                  515

         The following Trustees continue to serve in such capacity until their terms of office expire and their successors are elected and qualified:

Name/Age and Address                     Principal Occupation During Past Five Years             Fund Shares Owned(1)
John V. Carberry (Age 53)(3)             Senior Vice President, Liberty Financial Companies,
Liberty Financial                        Inc. (since February, 1998); Managing Director,
Companies, Inc.                          Salomon Brothers, Inc. (December, 1974 to February,
600 Atlantic Avenue                      1998).                                                  1,084
Boston, MA  02210

James E. Grinnell (Age 70)(2)            Private investor (since November, 1988); President
22 Harbor Avenue                         and Chief Executive Officer, Distribution Management
Marblehead, MA  01945                    Systems, Inc. (1983 to May, 1986); Senior Vice
                                         President-Operations, The Rockport Company, importer
                                         and distributor of shoes (May, 1986 to November,
                                         1988).
                                                                                                 13,616

Richard W. Lowry (Age 63)(2)             Private investor (since August, 1987); Chairman and
10701 Charleston Drive                   Chief Executive Officer, U.S. Plywood Corporation,
Vero Beach, FL  32963                    manufacturer and distributor of wood products
                                         (August, 1985 to August, 1987).
                                                                                                 79,152(4)



Name/Age and Address                      Principal Occupation During Past Five Years           Fund Shares Owned(1)

John J. Neuhauser (Age 56)               Academic Vice President and Dean of Faculties, Boston
84 College Road                          College (since August, 1999); Dean, Boston College
Chestnut Hill, MA  02467-3838            School of Management (since September, 1977 to
                                         September, 1999). Director, Hyde Athletic Industries,
                                         Inc. (athletic footwear).                               122

-----------------------
(1) Shows all shares owned beneficially, directly or indirectly, on the record date for the Meeting. Such ownership includes voting and investment control. The Fund's Trustees and officers as a group then so owned less than 1% of the shares of the Fund outstanding.

(2) Member of the Audit Committee.

(3) "Interested person" of the Fund, as defined in the Investment Company Act of 1940, by reason of his positions with Liberty Financial Companies, Inc., the indirect parent of Liberty Asset Management, and its affiliates.

(4) Held by the trustee of a trust of which Mr. Lowry is the sole beneficiary.

         The term of office of Messrs. Lowry and Neuhauser will expire on final adjournment of the Annual Meeting (or special meeting in lieu thereof) in the year 2001, and the term of office of Messrs. Carberry and Grinnell will expire on final adjournment of the Annual Meeting (or special meeting in lieu thereof) in 2002. Mr. Carberry has served as a Trustee since December, 1997, Mr. Neuhauser has served as Trustees since April, 1998, and Messrs. Grinnell and Lowry have served as a Trustee since the commencement of the Fund's operations in 1986. Messrs. Birnbaum, Carberry, Grinnell, Lowry, Mayer and Neuhauser are also trustees of Colonial Trusts I through VII (the "Liberty Trusts"), the umbrella trusts for an aggregate of 63 open-end funds (the "Colonial Funds") managed by Colonial Management Associates, Inc. ("Colonial"), or other affiliates of Liberty Asset Management, eight closed-end funds managed by Colonial (the "Colonial Closed-End Funds"), Liberty Funds Trust VIII, an open-end investment company managed by Stein Roe & Farnham Incorporated, another affiliate of Liberty Asset Management, Liberty Funds Trust IX, the umbrella trust for Liberty All-Star Growth and Income Fund, an open-end multi-managed fund managed by Liberty Asset Management and Liberty Variable Investment Trust ("LVIT"), the umbrella trust for 12 open-end funds managed by Colonial or its affiliates that serve as investment vehicles for variable annuities and variable life insurance products, and Liberty All-Star Growth Fund, Inc., another closed-end multi-manager fund managed by Liberty Asset Management.

         During 1999 the full Board of Trustees of the Fund held four meetings, and the Audit Committee, which is comprised of all the Trustees who are not "interested persons" of the Fund, met three times. All Trustees were present at all meetings.

         The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected, reviews the methods, scope and results of audits and fees charged by such accountants, and reviews the Fund's internal accounting procedures and controls. The Fund has no nominating or compensation committee.

Compensation

         Beginning January 1, 1999, the aggregate of the fees paid to each Trustee by the Fund and by Liberty All-Star Growth Fund, Inc. and Liberty All-Star Growth and Income Fund, two other investment companies managed by Liberty Asset Management that have the same Board of Trustees or Directors as the Fund and hold their meetings concurrently with those of the Fund, consists of Trustees fees of $125,00 per annum, assuming a minimum of four meetings are held and all meetings are attended. One third of the retainer and the fees for concurrently held meetings will be allocated among the Fund and the two other funds on a per fund basis, and the remaining two thirds will be allocated among the three funds based on their net assets.

         The following table shows, for the year ended December 31, 1999, the compensation received from the Fund by each current Trustee, and the aggregate compensation paid to each current Trustee for service on the Board of Trustees of the Fund and the Board of Trustees or Directors of the Liberty Trusts, the Colonial Closed-End Funds, Liberty Funds Trust VIII, Liberty Funds Trust IX, LVIT and Liberty All-Star Growth Fund, Inc. (the "Liberty Funds Complex") comprised of an aggregate of 71 funds (including the Fund). The Fund has no bonus, profit sharing or retirement plans.


                       Aggregate Compensation from      Total Compensation from
Name                   the Fund                         the Liberty Funds
                                                        Complex (including
                                                        the Fund)

Robert J. Birnbaum      $17,418                         $122,000
John V. Carberry          -0-                            -0-
James E. Grinnell       $17,418                         $125,000
Richard W. Lowry        $17,418                         $122,000
William E. Mayer        $17,418                         $126,000
John J. Neuhauser       $17,418                         $126,252

Officers

         The following are the executive officers of the Fund, in addition to Mr. John V. Carberry who serves as Chairman of the Board of Trustees.

                                                                            Principal Occupation During
Name/Age and Address                             Position with Fund         Past Five Years
William R. Parmentier, Jr. (Age 47)              President, Chief           President and Chief Executive Officer (since
Liberty Asset Management Company                 Executive                  June, 1998) and Chief Investment Officer (since
600 Atlantic Avenue                              Officer and Chief          May, 1995), Senior Vice President (May, 1995 to
Boston, MA  02210                                Investment Officer         June, 1998), Liberty Asset Management; Consultant
                                                                            (October, 1994 to May, 1995); President, GQ Asset
                                                                            Management,Inc. (July, 1993 to October, 1994);
                                                                            Assistant Treasurer, Grumman Corporation
                                                                            (December, 1974 to July, 1993).



                                                                            Principal Occupation During
Name/Age and Address                             Position with Fund         Past Five Years
Christopher S. Carabell (Age 36)                 Vice President             Senior Vice President - Product Development and
Liberty Asset Management Company                                            Marketing (since January, 1999), Vice
600 Atlantic Avenue                                                         President-Investments, Liberty Asset Management
Boston, MA  02210                                                           (March, 1996 to January, 1999); Associate
                                                                            Director, U.S. Equity Research, Rogers Casey
                                                                            & Associates, investment consultants
                                                                            (January, 1995 to February, 1996); Director
                                                                            of Investments, Boy Scouts of America (June, 1990
                                                                            to January, 1995).

Mark T. Haley (Age 35)                           Vice President             Vice President-Investments (since
Liberty Asset Management Company                                            January, 1999), Director of Investment
600 Atlantic Avenue                                                         Analysis (December, 1996 to December, 1998),
Boston, MA 02210                                                            Investment Analyst (Januay, 1994 to November, 1996),
                                                                            Liberty Asset Management.

Joseph R. Palombo (Age 46)                       Vice President             Vice President, Liberty Trusts (since April,
Liberty Funds Group                                                         1999); Executive Vice President and Director,
One Financial Center                                                        Colonial (since April, 1999); Executive Vice
Boston, MA 02111                                                            President and Chief Administrative Officer,
                                                                            Liberty Funds Group LLC (LFG)(since April, 1999);
                                                                            Managing Director, Putnam Investments (from December,
                                                                            1993 to January, 1999).

Timothy J. Jacoby (Age 47)                       Treasurer                  Treasurer and Chief Financial Officer, Liberty
Liberty Funds Group                                                         Trusts (since October, 1996); Senior Vice
245 Summer Street                                                           President (since September, 1996), Chief
Boston, MA  02111                                                           Financial Officer and Treasurer (July, 1997 to
                                                                            December, 1999), Colonial; Senior Vice President,
                                                                            Fidelity Accounting and Custody Services(October,
                                                                            1993 to September, 1996); Assistant Treasurer,
                                                                            Fidelity Group of Funds (August, 1990 to September,
                                                                            1993).

                                                                            Principal Occupation During
Name/Age and Address                             Position with Fund         Past Five Years
J. Kevin Connaughton (Age 35)                    Controller                 Controller and Chief Accounting Officer, Liberty
Liberty Funds Group                                                         Trusts and Vice President, Colonial (since
245 Summer Street                                                           February, 1998); Senior Tax Manager, Coopers &
Boston, MA  02210                                                           Lybrand, LLP (April, 1996 to January, 1998); Vice
                                                                            President, 440 Financial Group/First Data Investor
                                                                            Services Group (March, 1994 to April, 1996); Vice
                                                                            President, The Boston Company (subsidiary of Mellon
                                                                            Bank) (December, 1993 to March, 1994).

Nancy L. Conlin (Age 46)                         Secretary                  Secretary, Liberty Trusts (since April, 1998);
Liberty Funds Group                                                         Assistant Secretary, Liberty Trusts (July, 1994
One Financial Center                                                        to April, 1998); Director, Senior Vice President,
Boston, MA 02111                                                            General Counsel, Clerk and Secretary, Colonial
                                                                            (since April, 1998);  Vice President, Counsel,
                                                                            Assistant Secretary and Assistant Clerk, Colonial
                                                                            (July, 1994 to April, 1998); Vice President,
                                                                            General Counsel and Secretary, LFG (since December,
                                                                            1998); Vice President, General Counsel and Clerk,
                                                                            LFG (April, 1998 to December, 1998); Assistant
                                                                            Clerk, LFG (July, 1994 to April,1998).

         Mr. Carberry has served as Chairman of the Board since June 30, 1998; Mr. Parmentier has served as President, Chief Executive Officer and Chief Investment Officer since April 29, 1999; Mr. Carabell was elected as a Vice President on April 17, 1997, and Messrs. Haley and Palombo were elected as Vice Presidents on April 29, 1999, respectively; Mr. Jacoby was appointed Treasurer effective October 10, 1996; Mr. Connaughton was elected Controller on April 23, 1998; and Ms. Conlin has served as Secretary since April 29, 1999. Mr. Carberry is a Director/Trustee of, and Messrs. Jacoby and Connaughton and Ms. Conlin hold the same offices with, Liberty All-Star Growth Fund, Inc., the Liberty Trusts, the Colonial Closed-End Funds, LVIT, Liberty Funds Trust VIII and Liberty Funds Trust IX, and Messrs. Carabell, Haley and Parmentier hold the same offices with Liberty All-Star Equity Fund and Liberty Funds Trust IX. Each officer of the Fund serves at the pleasure of the Board of Trustees.

Required Vote

         A plurality of votes cast at the Meeting, if a quorum is represented, is required for the election of each Trustee.

PROPOSAL 2.  TO APPROVE PORTFOLIO MANAGEMENT AGREEMENT WITH
             TCW FUNDS MANAGEMENT, INC.

Background - The Multi-Manager Methodology

         The Fund allocates its portfolio assets on an approximately equal basis among a number of independent investment management firms ("Portfolio Managers") recommended by Liberty Asset Management, currently five in number, each of which employs a different investment style, and from time to time rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles. The Fund's multi-manager methodology is based on the premise that most investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics, and that, because of changing investor preferences, any given investment style will move into and out of market favor and will result in better performance under certain market conditions but poorer performance under other conditions. The Fund's multi-manager methodology seeks to achieve more consistent and less volatile performance over the long-term than if a single Portfolio Manager were employed.

         The Portfolio Managers recommended by Liberty Asset Management represent a blending of different styles which, in its opinion, is appropriate for the Fund's investment objective and which is sufficiently broad so that at least one of such styles can reasonably be expected to be in relative market favor in all reasonably foreseeable market conditions. Liberty Asset Management continuously analyses and evaluates the investment performance and portfolios of the Fund's Portfolio Managers and from time to time recommends changes in the Portfolio Managers. Such recommendations could be based on factors such as a change in a Portfolio Manager's investment style or a Portfolio Manager's divergence from the investment style for which it was selected, changes deemed by Liberty Asset Management to be potentially adverse in a Portfolio Manager's personnel or ownership or other structural or organizational changes affecting the Portfolio Manager, or a deterioration in a Portfolio Manager's investment performance when compared to that of other investment management firms employing similar investment styles. Portfolio Manager changes may also be made to change the mix of investment styles employed by the Fund's Portfolio Managers. Portfolio Manager changes, as well as rebalancings of the Fund's portfolio among the Portfolio Managers, may result in portfolio turnover in excess of what would otherwise be the case. Increased portfolio turnover results in increased brokerage commission and transaction costs, and may result in the recognition of additional capital gains.

New Portfolio Manager

         Due to changes in the investment personnel of Wilke/Thompson Capital Management, Inc. ("Wilke/Thompson"), a Portfolio Manager of the Fund since March 1, 1997 whose portfolio management agreement with the Fund had been ratified by shareholders on April 16, 1997, and other related factors, Liberty Asset Management in early 1999 determined to replace Wilke/Thompson with another Portfolio Manager practicing a similar growth mangement investment style. Liberty Asset Management first analyzed information regarding the personnel, investment process and performance of a large number of investment management firms practicing such an investment style, ultimately reducing the number of potential candidates to four. Liberty Asset Management then analyzed the four candidates in terms of their historic returns, volatility and portfolio characteristics when combined with those of the Fund's four other Portfolio Managers. In making its recommendation, the Board has relied upon and given equal consideration to each of the factors presented to them by Liberty Asset Management. Based on the foregoing and on Liberty Asset Management's qualitative analysis, Liberty Asset Management recommended, and the Board of Trustees on October 27, 1999 approved, the termination of the Fund's portfolio management agreement with Wilke/Thompson. and its replacement with TCW Funds Management, Inc. ("TCW"), effective November 1, 1999.

         TCW, located at 865 South Figueroa Street, Los Angeles, California 90017, is a wholly-owned subsidiary of The TCW Group, Inc. (TCW Group). Established in 1971, TCW Group's direct and indirect subsidiaries, including TCW, provide a variety of trust, investment management and investment advisory services. Ownership of the TCW Group lies approximately 95% with its employees and 5% with its directors. Robert A. Day, who is Chairman of the Board of Directors of TCW Group, may be deemed to be a control person of TCW by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of TCW Group. The directors and principal executive officers of TCW are Alvin R. Albe, Jr., Director, President and Chief Executive Officer, Thomas E. Larkin, Jr., Director and Chairman of the Board and Marc I. Stern, Director and Chairman of the Board. As of December 31, 1999, TCW had $71 billion in assets under management.

         Mr. Glen E. Bickerstaff, Managing Director U.S. Equities, manages that portion of the Fund's portfolio assigned to TCW. Prior to joining TCW in 1998, Mr. Bickerstaff was a portfolio manager at Transamerica Investment Services. Mr. Bickerstaff has over
19 years of investment experience.

         Reference is made to MANAGEMENT - Portfolio Transactions and Brokerage below for the direction by the Fund's Portfolio Managers, including TCW, of Fund portfolio transactions to broker-dealers that make certain research services available to Liberty Asset Management.

         Under the terms of an exemptive order issued to the Fund and Liberty Asset Management by the Securities and Exchange Commission, the Fund may enter into a portfolio management agreement with a new or additional Portfolio Manager recommended by Liberty Asset Management in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and is on other terms and conditions substantially similar to, the Fund's agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at the Fund's regularly scheduled annual meeting next following the date of the portfolio management agreement with the new or additional Portfolio Manager. Accordingly, the Fund's portfolio management agreement with TCW is being submitted for shareholder approval at the Meeting.

Terms of Portfolio Management Agreement with TCW

         The portfolio management agreement with TCW is at the same fee rates and is on other terms and conditions substantially similar to those of the portfolio management agreements with the Fund's four other Portfolio Managers. A copy of the portfolio management agreement with TCW is attached to this proxy statement as Appendix A.

         Under the Fund's portfolio management agreements (including that with TCW), each Portfolio Manager has discretionary investment authority (including the selection of brokers and dealers for the execution of the Fund's portfolio transactions) with respect to the portion of the Fund's assets allocated to it by Liberty Asset Management from time to time, subject to the Fund's investment objective and policies, to the supervision and control of the Trustees, and to instructions from Liberty Asset Management. The Portfolio Managers are required to use their best professional judgment in making timely investment decisions for the Fund. The Portfolio Managers, however, will not be liable for actions taken or omitted in good faith and believed to be within the authority conferred by their portfolio management agreements and without willful misfeasance, bad faith or gross negligence.

         From the fund management fees it receives from the Fund (0.80% per annum of the Fund's average weekly net asset value up to $400 million, 0.72% per annum of such average weekly net asset value exceeding $400 million up to $800 million, 0.648% of such average weekly net asset value exceeding $800 million up to $1.2 billion, and 0.584% of such average weekly net asset value in excess of $1.2 billion), Liberty Asset Management pays each of the Fund's Portfolio Managers 0.40% per annum of the average weekly net asset value of the portion of the Fund's assets managed by that Portfolio Manager, with such rate reduced to 0.36% per annum of the Portfolio Managers' allocable portions of the Fund's average weekly net asset value in excess of $400 million up to $800 million, 0.324% of their allocable portions of such average weekly net asset value exceeding $800 million up to $1.2 billion, and 0.292% of their allocable portions of such average weekly net asset value exceeding $1.2 billion. For the fiscal year ended December 31, 1999, TCW received $429,037.66 for its portfolio management services to the Fund. On February 18, 2000, the Fund's net assets were $1,315,617,482.36.

         If approved by shareholders at the Meeting, the Portfolio Management Agreement with TCW will remain in effect until October 31, 2001, and will continue thereafter until terminated by the Fund or the Portfolio Manager, provided such continuance is approved at least annually by the Board of Trustees, including a majority of the independent Trustees, or by the vote of a "majority of the outstanding voting securities" (as defined under Required Vote below) of the Fund.

Required Vote

         Approval of the portfolio management agreement with TCW requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, under the Investment Company Act of 1940, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. See INFORMATION ABOUT THE MEETING below.

         In the event  that the  shareholders  of the Fund fail to  approve  the portfolio management agreement with TCW, the agreement will terminate and Liberty Asset Management will cause the portfolio assets under management by TCW to be reallocated to one or more of the other Portfolio Managers or invested in money market instruments or other cash equivalent holdings pending the reappointment of TCW or the appointment of a new Portfolio Manager.

         The Board of Trustees unanimously recommends that the shareholders vote FOR approval of the portfolio management agreement with TCW.

PROPOSAL 3. TO APPROVE A NEW PORTFOLIO  MANAGEMENT  AGREEMENT  WITH
            OPPENHEIMER   CAPITAL   WHICH  WILL  REPLACE  THE  CURRENT
            PORTFOLIO MANAGEMENT AGREEMENT WHICH WILL TERMINATE UPON CHANGE IN CONTROL OF UPON ACQUISITION BY ALLIANZ AG.

Background

         The Fund allocates its portfolio assets on an approximately equal basis among a number of independent investment management firms ("Portfolio Managers") recommended by Liberty Asset Management, currently three in number, each of which employs a different investment style, and from time to time rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles. The Portfolio Managers recommended by Liberty Asset Management represent a blending of different styles which, in its opinion, is appropriate for the Fund's investment objective. Liberty Asset Management continuously analyzes and evaluates the investment performance and portfolios of the Fund's Portfolio Managers and from time to time recommends changes in the Portfolio Managers.

         One of the Fund's Portfolio Managers, Oppenheimer Capital, located at 1345 Avenue of the Americas, New York, NY 10105-4880, will undergo a change of control as a result of the consummation of the Transaction described below under Description of the Transaction, resulting in the automatic termination of its Portfolio Management Agreement dated August 1, 1998. After reviewing the proposed change of control transactions and considering Liberty Asset Management's opinion that they would not have an adverse effect on the nature or quality of the services being provided by Oppenheimer Capital, the Board of Trustees on December 15, 1999 approved a new portfolio management agreement at the same fee and on substantially identical other terms and conditions as the prior agreement, and the new agreement will be executed effective with the closing of the change in control transactions.

         Under the terms of an exemptive order issued to the Fund and Liberty Asset Management by the Securities and Exchange Commission, the Fund may, in advance of shareholder approval, enter into a new portfolio management agreement with a Portfolio Manager or its successor following a change in control of the Portfolio Manager, provided that the new agreement is at a fee no higher than, and is on other terms and conditions substantially similar to, the Fund's agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at the Fund's next annual meeting. Accordingly, the Fund's new portfolio management agreement with Oppenheimer Capital is being submitted for shareholder approval at the Meeting. See Appendix B for the new Portfolio Management Agreement.

         The Fund's initial portfolio management agreement with Oppenheimer Capital was approved by shareholders on April 20,1990. Following shareholder approval on April 22, 1998, the Fund entered into a new portfolio management agreement with Oppenheimer Capital on August 1, 1998, following a change in control. For the fiscal year ended December 31, 1999, Oppenheimer Capital received $2,654,836.95 for its portfolio management services to the Fund.

         Mr. John Lindenthal, Managing Director of Oppenheimer Capital, has managed the portion of the Fund's portfolio allocated to Oppenheimer Capital since its initial appointment as a Fund Portfolio Manager in February, 1990, and continues to do so. As of December 31, 1999, Oppenheimer Capital had $52 billion under management.

         See Appendix C for information regarding other registered investment companies with investment objectives similar to the Fund's for which a subsidiary of Oppenheimer Capital provides investment advisory or portfolio management services.

         Description of the Transaction. On October 31, 1999, PIMCO Advisors L.P. ("PIMCO Advisors"), its two general partners, PIMCO Advisors Holdings L.P. ("PAH") and PIMCO Partners G.P. ("Partners GP"), certain of their affiliates, Allianz of America, Inc. ("Allianz of America") and certain other parties named therein entered into an Implementation and Merger Agreement (the "Merger Agreement") pursuant to which Allianz of America will acquire majority ownership of PIMCO Advisors.

         As a result of the transactions contemplated by the Merger Agreement, Allianz of America will control PIMCO Advisors, after having acquired approximately 70% of the outstanding partnership interests in PIMCO Advisors (together, the "Transaction"), while the remainder will continue to be held indirectly by Pacific Life. The Transaction is expected to be completed by the end of the first quarter of 2000, although there is no assurance that the Transaction will be completed.

         Oppenheimer Capital, an indirect wholly-owned subsidiary of PIMCO Advisors, located at 1345 Avenue of the Americas, New York, NY 10105 and serves as investment manager of the Fund. Oppenheimer Capital will undergo a change of control as a result of the consummation of the Transaction, resulting in the automatic termination of its current portfolio management agreement with the Fund (the "Existing Management Agreement"). Following completion of the Transaction, it is expected that Oppenheimer Capital will continue to serve as investment manager of the Fund. Therefore, in connection with the Transaction and as required by the Investment Company Act of 1940, as amended (the "1940 Act"), shareholders of the Fund are being asked in Proposal 3 to approve a portfolio management agreement between the Fund and

Oppenheimer Capital which is substantially identical to the Existing Management Agreement (the "New Management Agreement"). If the Transaction is not completed for any reason, the Existing Management Agreement will remain in effect.

         Post-Transaction Structure and Operations. Upon completion of the Transaction, PIMCO Advisors and its subsidiaries, including Oppenheimer Capital, will be controlled by Allianz of America. Allianz of America is a holding company that owns several insurance and financial service companies and is a subsidiary of Allianz AG which, together with its subsidiaries, comprise the world's second largest insurance group as measured by premium income. Allianz of America will control PIMCO Advisors through its managing member interest in PacPartners LLC, which will be the sole general partner of PIMCO Advisors following the Transaction. While Allianz of America will control PacPartners LLC, Pacific Life will hold a portion of its continuing interest in PIMCO Advisors through an interest in PacPartners LLC. Allianz of America, through subsidiaries, will be the managing member of PacPartners LLC and will have full authority and control over all actions taken by PacPartners LLC as the general partner of PIMCO Advisors, provided that Pacific Life's consent is required for certain extraordinary actions.

         Operationally, PIMCO Advisors is expected to become a unit of Allianz Asset Management ("AAM"), the division of Allianz of America that coordinates global Allianz group asset management activities. PIMCO Advisors and its subsidiaries are currently expected to continue to operate in the United States under their existing names.

         Description of Allianz and Its Affiliates. Allianz AG, the parent of Allianz of America, is a publicly traded German Aktiengesellschaft and which, together with its subsidiaries, comprise the world's second largest insurance group as measured by premium income. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. The Allianz group currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After completion of the Transaction, PIMCO Advisors and the Allianz group combined will have over $650 billion in assets under management. Allianz AG's address is: Koniginstrasse 28, D-80802, Munich, Germany.

         Affiliates of Allianz AG currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and HypoVereinsbank. These entities, as well as certain broker-dealers that might be deemed to be controlled by or affiliated with these entities, such as Bankers Trust Company, BT Alex. Brown Incorporated, Deutsche Bank Securities, Inc. and Dresdner Kleinwort Benson North America LLC, may be considered as "Affiliated Brokers". Once the Transaction is completed, absent an SEC exemption or other relief, the Fund would generally be precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities from underwriting syndicates including an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. Oppenheimer Capital does not believe that applicable restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance.
         Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change of control of the investment adviser to an investment company as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment advisor (or predecessor or successor advisor), or any "interested person" (as defined in the 1940 Act) (an "Interested Person") of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. The Board of Trustees of the Fund has been advised that neither PIMCO Advisors nor Oppenheimer Capital is aware of any circumstances arising from the Transaction that might result in an unfair burden being imposed on the Fund. Allianz and each of the other parties to the Agreement have agreed to use their reasonable best efforts to assure compliance with Section 15(f) as it applies to the Transaction during such two-year period.

         The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of each such investment company's board of directors must not be Interested Persons of the investment advisor (or predecessor or successor advisor). The Fund has been advised by LAMCO that an unfair burden will not be placed on the Fund as at least 75% of the Fund's Board of Trustees are not presently "Interested Persons" (as defined in the 1940 Act).

Required Vote

         Approval of the new portfolio management agreement with Oppenheimer Capital requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund which, under the Investment Company Act of 1940, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

         The Board of Trustees unanimously recommends that the shareholders vote FOR approval of the portfolio management agreement with Oppenheimer Capital.

PROPOSAL 4.  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         By vote of the Board of Trustees, including the vote of the non-interested Trustees, the firm of PricewaterhouseCoopers LLP has been selected as independent auditors for the Fund for the year ending December 31, 2000. Such selection is being submitted to the shareholders for ratification. The employment of PricewaterhouseCoopers LLP is conditioned on the right of the Fund by majority vote of its shareholders to terminate such employment. Such firm has acted as independent auditors for the Fund since September 30, 1999 and PricewaterhouseCoopers LLP is completing the Fund's December 31, 1999 audit. Prior to September 30, 1999, KPMG Peat Marwick LLP acted as independent auditors for the Fund since its commencement of operations in 1986.

         The services provided by the Fund 's independent auditors include examination of its annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and review of the Fund 's annual federal income tax returns. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting, will be given the opportunity to make a statement if they should so desire and will be available to respond to appropriate questions.

         On January 14, 1999, PricewaterhouseCoopers LLP consented to the entry of an order of the Securities and Exchange Commission ("SEC") censuring the firm for violations of the independence rules related to client stock ownership by certain individuals of the firm and persons related to them. PricewaterhouseCoopers LLP also agreed to establish a $2.5 million fund for programs to further awareness and education throughout the accounting profession related to the independence requirements of public accounting firms. PricewaterhouseCoopers LLP also has agreed to implement a comprehensive internal program of training and compliance systems and audits designed to prevent similar violations in the future.

Required Vote

         A majority of the votes cast at the Meeting, if a quorum is represented, is required for the ratification of selection of the independent auditors.

OTHER BUSINESS

         The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

MANAGEMENT

         Liberty Asset Management, 600 Atlantic Avenue, Boston, Massachusetts 02210, is the Fund's manager. Liberty Asset Management is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), the address of which is also 600 Atlantic Avenue, Boston, Massachusetts 02210. Approximately 72% of the common stock of Liberty Financial is owned through subsidiaries by Liberty Mutual Insurance Company, Boston, Massachusetts, and the balance is held by the public and listed on the New York Stock Exchange. Liberty Asset Management's Chief Executive Officer is William R. Parmentier (see PROPOSAL 1 - Officers), and its Board of Directors is comprised of William R. Parmentier, President and Chief Investment Officer, Liberty Asset Management and President of the Fund, John V. Carberry, Director and Chairman of the Board of the Fund, and Lindsay Cook, an officer of Liberty Financial. Pursuant to its Fund Management Agreement with the Fund, Liberty Asset Management implements and operates the Fund's multi-manager methodology described under PROPOSAL 2 above and has overall supervisory responsibility for the general management and investment of the Fund 's securities portfolio, subject to the Fund's investment objective and policies and any directions of the Trustees. Liberty Asset Management recommends to the Board of Trustees multiple independent investment management firms (currently five in number) for appointment as Portfolio Managers of the Fund, each of which employs a different investment style, and from time to time rebalances the Fund's portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among the investment styles practiced by them throughout all market cycles. Liberty Asset Management continuously analyses and evaluates the investment performance and portfolios of the Fund's Portfolio Managers and from time to time recommends changes in the Portfolio Managers.

         Liberty Asset Management is also responsible under the Fund Management Agreement for the provision of administrative services to the Fund, including the provision of office space, shareholder and broker-dealer communications, compensation of all officers and employees of the Fund who are officers or employees of Liberty Asset Management or its affiliates, and supervision of transfer agency, dividend disbursing, custodial and other services provided by others. Certain of Liberty Asset Management's administrative responsibilities to the Fund have been delegated to its affiliate, Colonial Management Associates, Inc., One Financial Center, Boston, Massachusetts 02111. For its administrative services the Fund pays Liberty Asset Management an annual fee at the rate of 0.20% of the Fund's average weekly net asset value up to $400 million, 0.18% of such average weekly net asset value exceeding $400 million up to $800 million, 0.162% of such average weekly net asset value exceeding $800 million up to $1.2 billion, and 0.146% of such average weekly net asset value in excess of $1.2 billion. This administrative service fee is in addition to the fund management fees paid by the Fund to Liberty Asset Management described above.

         Under the Fund's portfolio management agreements, each Portfolio Manager has discretionary investment authority with respect to the portion of the Fund's assets allocated to it by Liberty Asset Management from time to time, subject to the Fund's investment objective and policies, to the supervision and control of the Trustees, and to instructions from Liberty Asset Management. The Portfolio Managers are required to use their best professional judgment in making timely investment decisions for the Fund. The Portfolio Managers, however, will not be liable for actions taken or omitted in good faith and believed to be within the authority conferred by their portfolio management agreements and without willful misfeasance, bad faith or gross negligence.

         The names and addresses of the Fund's current Portfolio Managers, in addition to TCW, are as follows:

         J.P. Morgan Investment                  Westwood Management Corporation
              Management Inc.                    300 Crescent Court
         522 Fifth Avenue                        Dallas, TX  75201
         New York, NY  10036

         Oppenheimer Capital              Boston Partners Asset Management, L.P.
         1345 Avenue of the Americas      28 State Street
         New York, NY  10105-4800         Boston, MA 02109

         TCW Funds Management, Inc.
         865 South Figueroa Street
         Los Angeles, CA 90017

Portfolio Transactions and Brokerage

         Each of the Fund's Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the portion of the Fund's portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The portfolio management agreements with the Fund provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for the Fund.

         The Portfolio Managers are authorized to cause the Fund to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular  transaction  or in terms of all the client  accounts  (including the
Fund) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

         In addition, under their portfolio management agreements with the Fund and Liberty Asset Management, the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for the Fund, are authorized to consider (and Liberty Asset Management may request them to consider) brokers or dealers that provide to Liberty Asset Management, directly or through third parties, research products or services such as research reports; subscriptions to financial publications and research compilations; portfolio analyses; economic reports; compilations of securities prices, earnings, dividends and other data; computer hardware and software, quotation equipment and services used for research; and services of economic or other consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to Liberty Asset Management include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer hardware and software, all of which are used by Liberty Asset Management in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies. These research products and services may also be used by Liberty Asset Management in connection with its management of Liberty All-Star Growth Fund, Inc., Liberty All-Star Growth and Income Fund and other multi-managed clients of Liberty Asset Management. In instances where Liberty Asset Management receives from or through brokers and dealers products or services which are used both for research purposes and for administrative or other non-research purposes, Liberty Asset Management makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.

         Liberty Asset Management from time to time reaches understandings with each of the Fund's Portfolio Managers as to the amount of the Fund's portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to Liberty Asset Management and the commissions to be charged to the Fund in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

         Although the Fund does not permit a Portfolio Manager to act or have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Fund's procedures adopted pursuant to Rule 17e-1 under the Investment Company Act. During 1999, there were Fund portfolio transactions placed with a Portfolio Manager or its affiliate.

         On February 15, 2000, the Fund was issued by the Securities and Exchange Commission exemptive relief from Sections 10(f), 17(a) and 17(e) and Rule 17e-1 under the Investment Company Act of 1940 o permit (1) broker-dealers which are, or are affiliated with, Portfolio Managers of the Fund to engage in principal transactions with, and provide brokerage services to portion(s) of the Fund advised by another Portfolio Manager and (2) the Fund to purchase securities either directly from a principal underwriter which is an affiliate of a Portfolio Manager or from an underwriting syndicate of which a principal underwriter is affiliated with a Portfolio Manager of the Fund.

INFORMATION ABOUT THE MEETING

         All proxies solicited by the Board of Trustees which are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the election as Trustee of the nominees named under PROPOSAL 1, FOR approval of the Fund's Portfolio Management Agreement with TCW referred to under PROPOSAL 2, FOR the new Portfolio Management Agreement with Oppenheimer Capital to be effective upon change in control of Oppenheimer Capital upon acquisition by Allianz AG referred to under PROPOSAL 3, and FOR ratification of the Board's selection of the Fund's independent auditors for 2000 referred to under

PROPOSAL 4. Any proxy may be revoked at any time prior to its use by written notification received by the Fund's Secretary, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

         The election of the Trustees is by plurality of votes cast at the Meeting. Approval of the Portfolio Management Agreement with TCW and approval of the new Portfolio Management Agreement to be effective upon change in control of Oppenheimer Capital requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as defined under PROPOSAL 2 and PROPOSAL 3- Required Vote above. Ratification of the selection of the Fund 's independent auditors requires the affirmative vote of a majority of the votes cast at the Meeting, a quorum being present. Only shareholders of record on February 1, 2000 may vote.

         Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. If a proposal must be approved by a percentage of votes cast on the proposal, abstentions and broker non-votes will not be counted as "votes cast" on the proposal and will have no effect on the result of the vote. If the proposal must be approved by a percentage of shares present at the meeting or of the Fund's outstanding shares, abstentions and broker non-votes will have the effect of votes against the proposal. "Broker non-votes" occur where: (i) shares are held by brokers or nominees, typically in "street name;" (ii) instructions have not been received from the beneficial owners or persons entitled to vote; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

         All shareholders of record on February 1, 2000 are entitled to one vote for each share held. As of that date 99,577,653 shares of beneficial interest of the Fund were issued and outstanding. Based on filings made by such holders pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), the following entities owned beneficially more than five percent of the outstanding shares of the Fund:

                                                             Percent of
Name and Address                    No. of Shares Owned      Outstanding Shares

Liberty Mutual Insurance
  Company and Liberty Mutual
  Fire Insurance Company
175 Berkeley Street
Boston, MA  02117                   7,263,996 shares           7.29%

         Liberty Mutual Insurance Company ("Liberty Mutual") and Liberty Mutual Fire Insurance Company ("Liberty Fire") have sole voting and investment power with respect to 6,493,870 and 770,126 shares, respectively. Liberty Mutual and Liberty Fire are mutual insurance companies having identical Boards of Directors and certain common executive officers. Liberty Mutual indirectly owns a majority of the outstanding common stock of Liberty Financial, which indirectly owns all of the stock of Liberty Asset Management (see MANAGEMENT above). To the knowledge of the Fund, on the record date for the Meeting no other shareholder owned beneficially, as defined by Rule 13d-3 under the Exchange Act, more than 5% of the outstanding shares of the Fund.

         In the event a quorum is present at the Meeting but sufficient votes to approve any of the above proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such adjournment and will vote those proxies required to be voted for rejection of such proposal against any such adjournment.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Fund's Trustees and officers and persons who own more than ten percent of the Fund's outstanding shares and certain officers and directors of Liberty Asset Management (collectively, "Section 16 reporting persons"), to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Fund shares. Section 16 reporting persons are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. To the Fund 's knowledge, based solely on a review of the copies of such reports furnished to the Fund and on representations made, all other Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund 's proxy material for a particular annual shareholders meeting. Under the foregoing proxy rules, proposals submitted for inclusion in the proxy material for the 2001 Annual Meeting must be received by the Fund on or before October 26, 2000. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

March 13, 2000

                                   APPENDIX A


                         PORTFOLIO MANAGEMENT AGREEMENT


                                                     November 1, 1999

TCW Funds Management, Inc.
865 South Figueroa Street
Los Angeles, CA 90017

         Re:      Portfolio Management Agreement

Ladies and Gentlemen:

         Liberty All-Star Equity Fund (the "Fund") is a diversified closed-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

         Liberty Asset Management Company (the "Fund Manager") evaluates and recommends portfolio managers for the assets of the Fund, and is responsible for the day-to-day corporate management and Fund administration of the Fund.

         1. Employment as a Portfolio Manager. The Fund being duly authorized hereby employs TCW Funds Management, Inc. (the "Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund's assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Portfolio Manager Account"). The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets.

         2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

         3. Portfolio Management Services of Portfolio Manager. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in its current Registration Statement under the Act, as the same may be modified from time to time (the "Registration Statement"), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in the Registration Statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Board of Trustees of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.

          4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

          5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

                  A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

                  C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

         6. Proxies. The Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager.

         7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

         8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client
Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, coinvestment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.


         9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17(i) of the Act).

         10. Confidentiality. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

         11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

         12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

                  A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

                  B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current registration statement as effective from time to time and such other documents governing the investment of the Fund Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

         13.  Representations,   Warranties  and  Agreements  of  the  Portfolio
Manager. The Portfolio Manager represents, warrants and agrees that:

                  A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

                  B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

                  C. It will adopt a written code of ethics complying with the requirements of Rule l7j-l under the Act. Within 45 days of the end of each year while this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule l7j-l during the previous year and that there has been no violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

                  D. Upon request,  the Portfolio  Manager will promptly  supply the Fund with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Fund may reasonably require in connection with the preparation of its Registration Statement or amendments thereto, proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

                  E. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

         14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and the Shareholders of the Fund as and to the extent required by the Act.

         15. Effective Date; Term. This Agreement shall continue in effect until October 31, 2001 and shall continue in effect thereafter provided such continuance is specifically approved at least annually by (i) the Fund's Board of Trustees or (ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event such continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, and provided further that, in accordance the conditions of the application of the Fund and the Fund Manager for an exemption from 15(a) of the Act (Rel. Nos. IC 19436 and 19491), the continuance of this Agreement shall be subject to approval by the such "majority" vote of the Fund's outstanding voting securities at the regularly scheduled annual meeting of shareholders of the Fund next following the date of this Agreement. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

         16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days' written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

         17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

         18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

LIBERTY ALL-STAR EQUITY FUND        LIBERTY ASSET MANAGEMENT COMPANY

By:                                 By:
Title:  Secretary                   Title: President and Chief Executive Officer

ACCEPTED:

TCW FUNDS MANAGEMENT, INC.

By:
Title:

SCHEDULES:  A.  Operational Procedures For Portfolio Transactions (omitted)
            B.  Record Keeping Requirements (omitted)
            C.  Fee Schedule

                                   SCHEDULE C

                              PORTFOLIO MANAGER FEE

         For services provided to the Fund Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a monthly fee for the previous calendar month in the amount of 1/12th of: 0.40% of the amount obtained by multiplying the Portfolio Manager's Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; 0.292% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

                  "Portfolio Manager's Percentage" means the percentage obtained by dividing (i) the average of the net asset values of the Fund Account as of the close of the last business day of the New York Stock Exchange in each calendar week during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

                  "Average Total Fund Net Assets" means the average of the net asset values of the Fund as a whole as of the close of the last business day of the New York Stock Exchange in each calendar week during the preceding calendar month.

                  The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

                                   APPENDIX B

                         PORTFOLIO MANAGEMENT AGREEMENT



Oppenheimer Capital
1345 Avenue of the Americas
New York, NY 10105-4800

         Re:      Portfolio Management Agreement

Ladies and Gentlemen:

         Liberty All-Star Equity Fund (the "Fund") is a diversified closed-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

         Liberty Asset Management Company (the "Fund Manager") evaluates and recommends portfolio managers for the assets of the Fund, and is responsible for the day-to-day corporate management and Fund administration of the Fund.

         1. Employment as a Portfolio Manager. The Fund being duly authorized hereby employs Oppenheimer Capital (the "Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund's assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Portfolio Manager Account"). The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets.

         2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

         3. Portfolio Management Services of Portfolio Manager. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in its current Registration Statement under the Act, as the same may be modified from time to time (the "Registration Statement"), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in the Registration Statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Board of Trustees of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.

          4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

          5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

                  A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

                  B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.


                  C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

         6. Proxies. The Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager.

         7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

         8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client
Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, coinvestment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

         9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17(i) of the Act).

         10. Confidentiality. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

         11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

         12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

                  A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

                  B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current registration statement as effective from time to time and such other documents governing the investment of the Fund Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

         13.  Representations,   Warranties  and  Agreements  of  the  Portfolio
Manager. The Portfolio Manager represents, warrants and agrees that:

                  A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

                  B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

                  C. It will adopt a written code of ethics complying with the requirements of Rule l7j-l under the Act. Within 45 days of the end of each year while this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule l7j-l during the previous year and that there has been no violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

                  D. Upon request,  the Portfolio  Manager will promptly  supply the Fund with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Fund may reasonably require in connection with the preparation of its Registration Statement or amendments thereto, proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

                  E. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

         14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and the Shareholders of the Fund as and to the extent required by the Act.

         15. Effective Date; Term. This Agreement shall continue in effect until _______ and shall continue in effect thereafter provided such continuance is specifically approved at least annually by (i) the Fund's Board of Trustees or
(ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event such continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, and provided further that, in accordance the conditions of the application of the Fund and the Fund Manager for an exemption from 15(a) of the Act (Rel. Nos. IC 19436 and 19491), the continuance of this Agreement shall be subject to approval by the such "majority" vote of the Fund's outstanding voting securities at the regularly scheduled annual meeting of shareholders of the Fund next following the date of this Agreement. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

         16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days' written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

         17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

         18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

         19. Prior Agreement Superceded. This Agreement supercedes and replaces the Portfolio Management Agreement dated November 5, 1997 among the Fund, the Fund Manager and the Portfolio Manager.

LIBERTY ALL-STAR EQUITY FUND             LIBERTY ASSET MANAGEMENT COMPANY


By:                                      By:
Title:  Secretary                        Title: President and Chief Executive
                                                  Officer

ACCEPTED:

OPPENHEIMER CAPITAL


By:
Title:

SCHEDULES:  A.  Operational Procedures For Portfolio Transactions (omitted)
            B.  Record Keeping Requirements (omitted)
            C.  Fee Schedule

                                   SCHEDULE C

                              PORTFOLIO MANAGER FEE


         For services provided to the Fund Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a monthly fee for the previous calendar month in the amount of 1/12th of: 0.40% of the amount obtained by multiplying the Portfolio Manager's Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; 0.292% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

                  "Portfolio Manager's Percentage" means the percentage obtained by dividing (i) the average of the net asset values of the Fund Account as of the close of the last business day of the New York Stock Exchange in each calendar week during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

                  "Average Total Fund Net Assets" means the average of the net asset values of the Fund as a whole as of the close of the last business day of the New York Stock Exchange in each calendar week during the preceding calendar month.

                  The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

                                   APPENDIX C

OpCap  Advisors,  a  subsidiary  of  Oppenheimer  Capital,  is  the  manager  or
sub-advisor  to  the  registered   investment   companies  listed  below.  These
investment companies have similar investment objectives to the Fund.

                               Approximate Net Assets                      Advisor Fee Rate
Fund                           (as of February 17, 2000)           (based on average net asset value)
----                           -------------------------           ----------------------------------
Oppenheimer Quest Value Fund   $1,191,845,535                      0.40% on the first $344 million
                                                                   0.30% on the next $56 million
                                                                   0.27% on the next $400 million
                                                                   0.255% on the next $3.2 billion
                                                                   0.24% on the next $4 billion
                                                                   0.225% on everything over $8 billion


OCC Accumulation Trust:        $63,734,602                         0.80% on the first $400 million
Equity Portfolio                                                   0.75% on the next $400 million
                                                                   0.70% on everything over $800 million

Penn Series Fund, Inc.:        $246,627,146                        On combined assets
Value Equity Portfolio                                             0.40% on the first $50 million
                                                                   0.35% on the next $200 million
                                                                   0.30% on everything over $250 million

Saratoga Advantage             $72,292,026                         0.30% on all assets
Trust-Large Capitalization
Value Portfolio

Endeavor Series Trust: Value   $188,622,100                        0.40% on all assets
Equity Portfolio


                           LIBERTY ALL-STAR EQUITY FUND

     PROXY SOLICITED BY THE BOARD OF TRUSTEES OF LIBERTY ALL-STAR EQUITY FUND

                  PROXY FOR 2000 ANNUAL MEETING OF SHAREHOLDERS

The undersigned, revoking previous proxies, hereby appoints Suzan M. Barron, William J. Ballou, Nancy L. Conlin, and William R. Parmentier, Jr., or any one or more of them, attorneys, with power of substitution, to vote all shares of Liberty All-Star Equity Fund (the
"Fund") which the undersigned is entitled to vote at the 2000 Annual Meeting of the Fund to be held in Room AV-1, 3rd Floor, Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts on April 19, 2000 at 9:30 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. The undersigned directs said proxy holders to vote as specified upon the proposals shown below, each of which is described in the proxy statement for the Meeting, receipt of which is acknowledged.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR THE NOMINEES LISTED IN IN PROPOSAL 1 UNLESS AUTHORITY TO DO SO IS SPECIFICALLY WITHHELD IN THE MANNER PROVIDED, AND FOR PROPOSALS 2, 3 AND 4,
AND WILL USE THEIR DISCRETION WITH RESPECT TO ANY  MATTERS REFERRED TO IN
ITEM 5.

------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE DO NOT FOLD, STAPLE OR MUTILATE CARD.
------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

_______________________________________________________________________________
_______________________________________________________________________________

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

LIBERTY ALL-STAR EQUITY FUND

Mark box at right if an address change has been noted on the reverse side of
this card         / /

CONTROL NUMBER:
RECORD DATE SHARES:




1. To elect two Trustees of the Fund.                                              FOR ALL
                                                                                   NOMINEES     WITHHOLD       FOR ALL EXCEPT
                                                                                   ---------    --------       ---------------
   (01)Robert J. Birnbaum
   (02)William E. Mayer


                                                                                  -----------   --------       ---------------

NOTE: If you do not whish your shares voted "FOR" one of the nominees, mark the "FOR ALL EXCEPT" box and strike a line through the name of the nominee. Your shares will be voted "For" the other nominee.


2. To approve the Fund's Portfolio  Management Agreement with TCW
   Funds Management, Inc.                                                          FOR / /      AGAINST /  /   ABSTAIN /  /

3. To approve a new  Portfolio  Management  Agreement  with
   Oppenheimer Capital which will replace the current Portfolio Management
   Agreement  which will  terminate  upon change in control of Oppenheimer
   Capital upon acquisition by Allianz AG.                                         FOR / /      AGAINST /  /   ABSTAIN /  /

4. To   ratify   the    selection   by   the   Board   of   Trustees   of
   PricewaterhouseCoopers  LLP as the Fund's independent  auditors for the
   year ending December 31, 2000.                                                  FOR / /      AGAINST /  /   ABSTAIN /  /

5. In their discretion, upon such other business as may properly come before the Meeting.




Please sign exactly as your name(s) appear(s) above.
Corporate proxies should be signed by an authorized officer.     Date---------

------------------------------------------------------------------------------


Shareholder sign here                                    Co-owner sign here
------------------------------------------------------------------------------
